Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation in this Registration Statement on Form SB-2 of our reports dated March 22, 2006, on our audits of the financial statements of

Intelligent Buying, Inc. as of December 31, 2005 and for the year ended

December 31, 2004 and for the prior entity for the period ended March 22, 2004.

We also consent to the reference to our firm under the caption "Experts".

/s/ Paritz & Co.

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Hackensack, New Jersey

April 10, 2006